Supplemental Financial Report Fourth Quarter 2019 February 27, 2020 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; the Company's operating results may differ materially from the information presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as well as in Colony Credit Real Estate’s other filings with the Securities and Exchange Commission; the fair value of the Company's investments may be subject to uncertainties; the Company's use of leverage could hinder its ability to make distributions and may significantly impact its liquidity position; given the Company's dependence on its external manager, an affiliate of Colony Capital, Inc., any adverse changes in the financial health or otherwise of its manager or Colony Capital, Inc. could hinder the Company's operating performance and return on stockholder's investment; the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected returns on equity and/or yields on investments; adverse impacts on the Company's liquidity, including its ability to continue to generate liquidity from sales of Legacy, Non-Strategic assets; the Company’s ability to liquidate its Legacy, Non-Strategic assets within the projected timeframe or at the projected values; the timing of and ability to deploy available capital; the Company’s ability to maintain or grow the dividend at all in the future; the timing of and ability to complete repurchases of the Company’s stock; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; whether Colony Capital will continue to serve as our external manager or whether we will pursue another strategic transaction; and the impact of legislative, regulatory and competitive changes. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as well as in Colony Credit Real Estate’s other filings with the Securities and Exchange Commission. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony Credit Real Estate is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony Credit Real Estate does not intend to do so.

We present Core Earnings/Legacy, Non-Strategic Earnings, which are non-GAAP supplemental financial measures of our performance. Our Core Earnings are generated by the Core Portfolio and Legacy, Non-Strategic Earnings are generated by the Legacy, Non-Strategic Portfolio. We believe that Core Earnings/Legacy, Non-Strategic Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with accounting principles generally accepted in the United States (“U.S. GAAP” or “GAAP”). These supplemental financial measures help us to evaluate our performance excluding the effects of certain transactions and U.S. GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations. For information on the fees we pay our Manager, see Note 11, “Related Party Arrangements” to our consolidated financial statements included in Form 10-K to be filed with the U.S. Securities and Exchange Commission (“SEC”). In addition, we believe that our investors also use Core Earnings/Legacy, Non-Strategic Earnings or a comparable supplemental performance measure to evaluate and compare the performance of us and our peers, and as such, we believe that the disclosure of Core Earnings/Legacy, Non-Strategic Earnings is useful to our investors. We define Core Earnings/Legacy, Non-Strategic Earnings as U.S. GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our operating partnership or “OP”) and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation or other strategic transactions, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) gains or losses from sales of real estate property and impairment write-downs of depreciable real estate, including unconsolidated joint ventures and preferred equity investments, (vi) depreciation and amortization, (vii) any unrealized gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (viii) one-time events pursuant to changes in U.S. GAAP and (ix) certain material non-cash income or expense items that in the judgment of management should not be included in Core Earnings/Legacy, Non-Strategic Earnings. For clauses (viii) and (ix), such exclusions shall only be applied after discussions between our Manager and our independent directors and after approval by a majority of our independent directors. U.S. GAAP net income (loss) attributable to our common stockholders and Core Earnings/Legacy, Non-Strategic Earnings include provisions for loan losses. Prior to the third quarter of 2019, Core Earnings reflected adjustments to U.S. GAAP net income to exclude impairment of real estate and provision for loan losses. During the third quarter of 2019, we revised our definition of Core Earnings to include the provision for loan losses while excluding realized losses of sales of real estate property and impairment write-downs of preferred equity investments. This was approved by a majority of our independent directors. Core Earnings/Legacy, Non-Strategic Earnings for the year ended December 31, 2019 include revisions to the Core Earnings previously disclosed by us in prior periods. Core Earnings/Legacy, Non-Strategic Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to U.S. GAAP net income or an indication of our cash flows from operating activities determined in accordance with U.S. GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs, including our ability to make cash distributions. In addition, our methodology for calculating Core Earnings/Legacy, Non-Strategic Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Core Earnings/Legacy, Non-Strategic Earnings may not be comparable to the Core Earnings/Legacy, Non-Strategic Earnings reported by other companies. The Company calculates Core Earnings/Legacy, Non-Strategic Earnings per share, which are non-GAAP supplemental financial measures, based on a weighted average number of common shares and operating partnership units (held by members other than the Company or its subsidiaries). We believe net operating income (“NOI”) and earnings before interest, tax, depreciation and amortization (“EBITDA”) are useful measures of operating performance of our net leased and other real estate portfolios as they are more closely linked to the direct results of operations at the property level. NOI and EBITDA excludes historical cost depreciation and amortization, which are based on different useful life estimates depending on the age of the properties, as well as adjusts for the effects of real estate impairment and gains or losses on sales of depreciated properties, which eliminate differences arising from investment and disposition decisions. Additionally, by excluding corporate level expenses or benefits such as interest expense, any gain or loss on early extinguishment of debt and income taxes, which are incurred by the parent entity and are not directly linked to the operating performance of the Company’s properties, NOI and EBITDA provide a measure of operating performance independent of the Company’s capital structure and indebtedness. However, the exclusion of these items as well as others, such as capital expenditures and leasing costs, which are necessary to maintain the operating performance of the Company’s properties, and transaction costs and administrative costs, may limit the usefulness of NOI and EBITDA. NOI and EBITDA may fail to capture significant trends in these components of U.S. GAAP net income (loss) which further limits its usefulness. NOI and EBITDA should not be considered as an alternative to net income (loss), determined in accordance with U.S. GAAP, as an indicator of operating performance. In addition, the Company’s methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies. Important Note Regarding Non-GAAP Financial Measures and definitions

The Company presents pro rata (“at share” or “at CLNC share”) financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests’ (“NCI”) share of assets, liabilities, profits and losses was computed by applying noncontrolling interests’ economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company’s economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company’s pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP. We present loan-to-value which reflects the initial loan amount divided by the as-is appraised value as of the date the loan was originated, or by the current principal amount divided by the appraisal value as of the date of the most recent as-is appraisal. For construction loans, loan-to-value reflects the total commitment amount of the loan divided by the as-completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis. We present Return on Equity (“ROE”), which is a supplemental financial measure that represents the initial net investment-level earnings generated by an investment expressed as a percentage of the net equity capital invested. The Company calculates net investment-level earnings for investments in loans and CRE debt securities as the sum of the stated cash coupon income and any non-cash income (such as payment in-kind income and amortization/accretion of purchase discounts and origination, extension and exit fees) less investment-level financing costs. For investments in net leased real estate, the Company calculates net investment-level earnings by subtracting investment-level financing costs from net operating income. Net equity capital invested is calculated by taking the gross initial invested capital less any financing. With respect to certain loans and investment level financing, the Company assumes the one-month USD LIBOR as of December 31, 2019 when calculating ROE. The Company’s ROE calculation relies on a number of assumptions and estimates that are subject to change, some of which are outside the control of the Company. Actual results may differ materially from the Company’s expectations. As such, there can be no assurance that the actual ROE will be equivalent to the estimated ROE. In addition, the Company’s methodology for calculating ROE may differ from methodologies employed by other companies to calculate the same or similar supplemental financial measures, and accordingly, the presented ROE may not be comparable to the ROE reported by other companies. We present risk rankings, which is a supplemental financial disclosure, for loans and preferred equity investments within the Core Portfolio. In addition to reviewing loans and preferred equity for impairments on a quarterly basis, the Company evaluates loans and preferred equity to determine if an allowance for loan loss should be established. In conjunction with this review, the Company assesses the risk factors of each loan and preferred equity investment and assigns a risk rating based on a variety of factors, including, without limitation, underlying real estate performance and asset value, values of comparable properties, durability and quality of property cash flows, sponsor experience and financial wherewithal, and the existence of a risk-mitigating loan structure. Additional key considerations include loan-to-value ratios, debt service coverage ratios, loan structure, real estate and credit market dynamics, and risk of default or principal loss. Based on a five-point scale, the Company’s loans and preferred equity investments are rated “1” through “5,” from less risk to greater risk. At the time of origination or purchase, loans and preferred equity investments are ranked as a “3” and will move accordingly going forward. Important Note Regarding Non-GAAP Financial Measures and definitions (Cont’d)

Colony Credit Real Estate, Inc. (“CLNC”, “Colony Credit Real Estate”, the “Company” or “We”) currently holds investment interests through the reportable segments below, which are based on how management reviews and manages its business. Each segment also includes corporate-level asset management and other fees, related party and general and administrative expenses related to its respective portfolio. Core Portfolio Loans & Preferred Equity Portfolio (or “Loan Portfolio”) As of December 31, 2019, the Company’s Loan Portfolio included senior mortgage loans, mezzanine loans and preferred equity interests (“preferred equity”) as well as participations in such loans. The Loan Portfolio also includes acquisition, development and construction loan arrangements accounted for as equity method investments as well as loans and preferred equity interests held through joint ventures with an affiliate of Colony Capital which were deconsolidated as a result of the merger and subsequently treated as equity method investments. Senior mortgage loans may include junior participations in our originated senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile Mezzanine loans include other subordinated loans Preferred equity interests include related equity participation interests CRE Debt Securities As of December 31, 2019, the Company’s Commercial Real Estate (“CRE”) Debt Securities included both investment grade and non-investment grade rated CMBS bonds (including “B-pieces” of CMBS securitization pools or “B-Piece” investments). Net Leased Real Estate (“Net Lease”) As of December 31, 2019, the Company’s Net Lease investments included direct investments in commercial real estate principally composed of long-term leases to tenants on a net lease basis, where such tenants are generally responsible for property operating expenses such as insurance, utilities, maintenance capital expenditures and real estate taxes. Legacy, Non-Strategic Portfolio (“LNS Portfolio” or “LNS”) Legacy, Non-Strategic Investments As of December 31, 2019, the Company’s Legacy, Non-Strategic Portfolio included direct investments in operating real estate such as multi-tenant office and multifamily residential assets, real estate acquired in settlement of loans (“REO”), real estate private equity interests (“Private Equity Interests” or “PE Interests”) and certain retail and other legacy loans originated prior to the combination that created the Company. Notes regarding reportable segments

Table of contents Business Developments & Portfolio Highlights Core Portfolio Portfolio Overview Loan & Preferred Equity Portfolio CRE Debt Securities Net Lease Real Estate Investment Detail Legacy, Non-Strategic Portfolio Capitalization Appendix Page 7 11 12 13 15 16 17 19 28 31

I. Business Developments & Portfolio Highlights

I. Business Developments & Highlights Total Company Core Portfolio Andrew E. Witt, Managing Director & Chief Operating Officer of Global Credit at Colony Capital, Inc., Appointed Interim Chief Executive Officer & President Operating Results Q4’19 GAAP net income of $34.0 million, or $0.26 per share FY’19 GAAP net loss of $(414.5) million, or $(3.25) per share Book Value GAAP net book value of $2.2 billion, or $16.49 per share Undepreciated book value of $2.3 billion, or $17.81 per share Dividend: Monthly dividend of $0.145/share for October and new dividend of $0.10/share in November and December Liquidity: As of February 24, 2020, total corporate liquidity of approximately $378 million through cash-on-hand and availability under the corporate revolving credit facility. In addition, excess capacity under the Company’s master repurchase facilities of approximately $1.5 billion Operating Results Q4’19 GAAP net income of $30.3 million, or $0.23 per share and Core Earnings of $43.0 million, or $0.33 per share FY’19 GAAP net income of $75.4 million, or $0.57 per share, and Core Earnings of $169.0 million, or $1.29 per share Book Value GAAP net book value of $1.8 billion, or $13.76 per share Undepreciated book value of $1.9 billion, or $14.40 per share GAAP net book value per share and undepreciated book value per share represent a 6% and 11% premium to 30-day VWAP of $12.98 per share as of February 24, 2020, respectively Capitalization Closed a $1 billion managed Commercial Real Estate Collateralized Loan Obligation (“CLO”) At closing, the CLO accretively financed interests in 21 floating-rate mortgages with an 83.5% advance rate and weighted average coupon at issuance of L+1.59%, before transaction costs, with a structure that features a two-year reinvestment period. CLO proceeds were used primarily to repay approximately $770 million of borrowings under master repurchase facilities Investments Q4’19: Allocated and initially funded approximately $123 million and $77 million of capital, respectively, across one senior loan and one mezzanine loan with a weighted average ROE of approximately 12% FY’19: Allocated approximately $1.6 billion of capital across 27 investments with a weighted average ROE of approximately 12% Sales: During the fourth quarter, sold largest owned hotel asset from the Core Portfolio for $74 million, a slight premium to GAAP net book value

Operating Results Q4’19 GAAP net income of $3.7 million, or $0.03 per share and Legacy, Non-Strategic Earnings of $5.3 million, or $0.04 per share FY’19 GAAP net loss of $(489.9) million, or $(3.82) per share and Legacy, Non-Strategic Earnings (loss) of $(217.2) million, or $(1.65) per share. FY’19 Legacy, Non-Strategic Earnings excluding gains and losses of $31.1 million or $0.23 per share Book Value GAAP net book value of $0.4 billion, or $2.73 per share Cumulative Sales: Subsequent to announcing the Portfolio Bifurcation Plan in November 2019: Seven Sold Assets: Seven LNS assets for a total gross sales price of $43 million and a net sales price of $42 million after transaction costs, representing an approximately $10 million gain and a 29% premium to 9/30/19 GAAP net book value Six Assets Under Binding Contract: Six LNS assets for a total gross sales price of $126 million and a net sales price of $75 million after debt repayment and transaction costs, representing an anticipated gain of approximately $27 million and a 58% premium to 9/30/19 GAAP net book value Twenty-Seven Assets Listed For Sale or Expected to Payoff: Twenty-seven LNS assets are listed for sale or expected to payoff, which together with assets sold and under contract, represent approximately 75% of the LNS portfolio that is resolved or in active phases of resolution based on 9/30/19 GAAP net book value Cumulative LNS Resolutions Since Announcing Portfolio Bifurcation Plan (November 2019): I. Business Developments & Highlights (Cont’d) LNS Portfolio See footnotes in the appendix

I. Company snapshot Company overview ($ in thousands, unless otherwise stated; as of December 31, 2019; at CLNC share) See footnotes in the appendix $5.6 billion Total at-share assets(1) 57% Debt-to-asset ratio(2) 1.4x Net-debt-to-equity ratio(3) $2.2 billion / $16.49 per share GAAP net book value(1) $2.3 billion / $17.81 per share Undepreciated book value(1) $1.20 Annual dividend per share (Based on February 2020 declared monthly dividend of $0.10 per share) 9.2% Annual dividend yield (Based on 30-day VWAP of $12.98 as of 2/24/20 and annualized Feb-20 dividend) Portfolio overview

II. Core Portfolio

II. Core Portfolio – Overview (As of December 31, 2019; at CLNC share) See footnotes in the appendix Select Underlying Assets Northern California Luxury Hotel Los Angeles Mixed-Used Development Southwest Multifamily Property NNN Dublin Office Campus Investment type(3) Property type(3) Portfolio summary 113 Total number of investments $4.6 billion Total at-share assets(1) $1.8 billion GAAP net book value(1) $13.76 GAAP net book value per share 9.3% FY 2019 Core Earnings yield(2)

II. Core Portfolio – Loans & Preferred Equity Portfolio Overview Overview Investment type(5) (As of December 31, 2019; at CLNC share) $2.9 billion Total loans & preferred equity(1) 56 Total number of investments $52 million Average investment size 93% % Senior loans floating rate (All floating rate senior loans have LIBOR floors in-place) 2.0 years W.A. remaining term(2) 4.3 years W.A. extended remaining term(3) 7.7% W.A. unlevered all-in yield(4) 70% W.A. loan-to-value (senior loans only) 3.1 W.A. risk ranking Property type(5) Geography(5) See footnotes in the appendix

II. Core Portfolio – Loans & Preferred Equity Portfolio Overview (Cont’d) ($ in thousands; as of December 31, 2019; at CLNC share) See footnotes in the appendix

II. Core portfolio – CRE Debt securities Ratings Category(6) Vintage(6) (As of December 31, 2019, unless otherwise stated; at CLNC share) Overview $469 million Principal value(1) $363 million Carrying value(1) $157 million Net carrying value(2) 51 Total number of investments(3) 6.1 years W.A. remaining term(4) 7.3% W.A. unlevered all-in yield(5) See footnotes in the appendix % of Portfolio Vintage Year

II. Core Portfolio – Net lease real estate Property type(7) ($ and square feet in thousands; as of December 31, 2019, unless otherwise stated; at CLNC share) Geography(7) W.A. remaining lease term(6)(7) * 100% is related to industrial net lease properties See footnotes in the appendix

Core Portfolio – loans & preferred equity portfolio II. Core Portfolio – Investment Detail ($ in millions; as of December 31, 2019; at CLNC share) See footnotes in the appendix * Reflects loans and preferred equity interests in which the underlying collateral is related to construction/development projects * *

II. Core Portfolio – Investment Detail (Cont’d) ($ in millions; rentable square feet in thousands; as of December 31, 2019; at CLNC share) Core Portfolio – loans & preferred equity portfolio (cont’d) Core Portfolio – net lease real estate * Reflects loans and preferred equity interests in which the underlying collateral is related to construction/development projects ** Represents an equity participation interest ** *,** ** See footnotes in the appendix * * * * * * * *

III. Legacy, Non-Strategic Portfolio

III. Legacy, Non-Strategic – Portfolio Overview ($ in thousands, unless otherwise stated; as of December 31, 2019; at CLNC share) See footnotes in the appendix Portfolio Activity Investment type(3) Property type(3) Portfolio summary Portfolio Overview FY 2019 Legacy, Non-Strategic Earnings excluding gains / (losses) of approximately $31.1 million, or $0.23 per share; FY 2019 Legacy, Non-Strategic Earnings yield of approximately 8.7% GAAP net book value of $0.4 billion, or $2.73 per share During the fourth quarter 2019, sold five LNS assets totaling $22 million of gross proceeds Subsequent to the fourth quarter 2019, sold two LNS assets totaling $21 million of gross proceeds 65 Total number of investments $1.0 billion Total at-share assets(1) $0.4 billion GAAP net book value(1) $2.73 GAAP net book value per share 8.7% FY 2019 Legacy, Non-Strategic Earnings yield ex. gains / (losses)(2)

III. Legacy, Non-Strategic – Loans & Preferred Equity Portfolio Overview Overview Investment type(5) (As of December 31, 2019; at CLNC share) $235 million Total loans & preferred equity(1) 17 Total number of investments $14 million Average investment size 85% % Senior loans floating rate 1.3 years W.A. remaining term(2) 1.9 years W.A. extended remaining term(3) 3.8% W.A. unlevered all-in yield(4) Property type(5) Geography(5) See footnotes in the appendix

* During the fourth quarter 2019, placed two mezzanine loans (or three investments) and one preferred equity interest on non-accrual ** Represents an equity participation interest *,** III. Legacy, Non-Strategic – Loans & Preferred Equity Portfolio Overview (Cont’d) ($ in thousands; as of December 31, 2019; at CLNC share) See footnotes in the appendix *

III. Legacy, Non-Strategic – net lease real estate Property type(7) ($ and square feet in thousands; as of December 31, 2019, unless otherwise stated; at CLNC share) Geography(7) W.A. remaining lease term(6)(7) See footnotes in the appendix

Property type(8) III. Legacy, Non-Strategic – Other real estate ($ and square feet in thousands; as of December 31, 2019, unless otherwise stated; at CLNC share) Geography(8) W.A. remaining lease term(6)(8) See footnotes in the appendix *During the fourth quarter 2019, the Company sold five Legacy, Non-Strategic assets; four retail assets and one office asset. As a result of the sales, financial results in the above table exclude approximately $0.6 million and $2.6 million from Q4 NOI / EBITDA and Annualized Q4 NOI / EBITDA, respectively, related to these assets

III. Legacy, Non-Strategic – Investment Detail ($ in millions; as of December 31, 2019; at CLNC share) Legacy, Non-Strategic Portfolio – loans & preferred equity portfolio * Represents loans on nonaccrual status ** Reflects loans and preferred equity interests in which the underlying collateral is related to construction/development projects *** Represents an equity participation interest *,**,*** * * * * See footnotes in the appendix Legacy, Non-Strategic Portfolio – loans & preferred equity portfolio summary ** *,** *,** *

III. Legacy, non-Strategic – Investment Detail (Cont’d) ($ in millions; rentable square feet in thousands; as of December 31, 2019; at CLNC share) Legacy, Non-Strategic Portfolio – net lease & other real estate See footnotes in the appendix

III. Legacy, non-Strategic – Investment Detail (Cont’d) ($ in millions; rentable square feet in thousands; as of December 31, 2019; at CLNC share) Legacy, Non-Strategic Portfolio – net lease & other real estate (cont’d) See footnotes in the appendix Legacy, Non-Strategic Portfolio – net lease & other real estate summary

IV. Capitalization

IV. Capitalization Highlights (As of December 31, 2019, unless otherwise stated; at CLNC share) Overview $5.3 billion Total capitalization (excluding cash) $3.1 billion Total outstanding debt(1) $340 million ($453 million maximum facility availability) Corporate revolving credit facility availability As of December 31, 2019 $1.5 billion ($2.3 billion maximum facilities availability) Master repurchase facilities availability As of December 31, 2019 1.4x Net debt-to-equity ratio(2) 3.89% Blended cost of financing(3) Capital structure(4) Total capitalization $5.3 billion See footnotes in the appendix

IV. Capitalization overview ($ in thousands; as of December 31, 2019; at CLNC share) See footnotes in the appendix

V. Appendix

V. Appendix – Consolidated Balance sheet (In thousands, except share and per share data; as of December 31, 2019 unless otherwise stated)

V. Appendix – Consolidated Statements of operations (In thousands, except per share data; as of December 31, 2019, unless otherwise stated)

V. Appendix – Consolidated Statements of operations By Segment ($ in thousands; as of December 31, 2019)

V. Appendix – Consolidated Statements of operations By Segment (Cont’d) ($ in thousands; as of December 31, 2019)

V. Appendix – Outstanding common shares and Op units

V. Appendix – reconciliation of gaap to non-gaap financial information (In thousands, except per share data; as of December 31, 2019) (Unaudited) Reconciliation of consolidated balance sheet to at CLNC share balance sheet See footnotes in the appendix

Reconciliation of GAAP net book value to undepreciated book value V. Appendix – reconciliation of gaap to non-gaap financial information (Cont’d) (In thousands, except per share data; as of December 31, 2019) (Unaudited) See footnotes in the appendix

V. Appendix – Reconciliation of GAAP to Non-gaap financial information (Cont’d) (In thousands, except per share data; as of December 31, 2019) (Unaudited) Reconciliation of GAAP net income (loss) to Core Earnings (Loss)/Legacy, Non-Strategic Earnings (Loss) See footnotes in the appendix

Reconciliation of GAAP net income (loss) to NOI/EBITDA V. Appendix – Reconciliation of GAAP to Non-gaap financial information (Cont’d) ($ in thousands; as of December 31, 2019) (Unaudited)

V. Appendix – Footnotes Page 9 Net sales price represents gross sales price net of any in-place investment-level financing and transaction costs Page 10 Represents CLNC share as of December 31, 2019. This includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities Debt-to-asset ratio based on total outstanding secured debt agreements (unpaid principal balance or “UPB”) at CLNC share divided by total assets at CLNC share as of December 31, 2019 Represents CLNC’s share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC’s share divided by total stockholders’ equity as of December 31, 2019; stockholders’ equity includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities Represents carrying values net of any in-place investment-level financing at CLNC share as of December 31, 2019 Preferred equity includes $27.3 million related to equity participation interests Includes securitization assets which are presented net of the impact from consolidation Net lease real estate includes deferred leasing costs and other net intangibles and includes the impact of accumulated depreciation and amortization Represents Core Portfolio’s and LNS Portfolio’s proportionate share of outstanding debt related to the corporate revolving credit facility as well as other balance sheet assets and liabilities (including cash, restricted cash, net receivables, other assets, due to related party, accrued and other liabilities, escrow deposits payable and dividends payable) Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities Page 12 Represents CLNC share as of December 31, 2019. This includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities Based on the fiscal year ended December 31, 2019 Core Earnings at CLNC share divided by GAAP net book value at CLNC share as of December 31, 2019 Based on carrying values at CLNC share as of December 31, 2019. Property type excludes CMBS and mortgage loans held in securitization trusts Preferred equity includes $27.3 million related to equity participation interests Other includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets Page 13 Represents carrying values at CLNC share as of December 31, 2019 Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of December 31, 2019 Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of December 31, 2019 In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of December 31, 2019 for W.A. calculations Based on carrying values at CLNC share as of December 31, 2019 Other includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets Page 14 Represents carrying values at CLNC share as of December 31, 2019 Represents carrying values net of any in-place investment-level financing at CLNC share as of December 31, 2019 In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of December 31, 2019 for W.A. calculations Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of December 31, 2019 Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of December 31, 2019 Page 15 Represents principal amounts and carrying values at CLNC share as of December 31, 2019; for securitization assets, carrying values at CLNC share are presented net of the impact from consolidation Represents carrying values net of any in-place investment-level financing at CLNC share as of December 31, 2019 Investment count represents total number of tranches acquired; two total “B-piece” transactions W.A. calculation based on carrying value at CLNC share as of December 31, 2019 In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash interest income related to the accretion of purchase discounts and are loss-adjusted for the non-rated CRE debt securities. W.A. calculation based on carrying value at CLNC share as of December 31, 2019 Based on carrying values at CLNC share as of December 31, 2019

V. Appendix – Footnotes (cont’d) Page 16 Represents carrying values at CLNC share as of December 31, 2019; includes deferred leasing costs and other net intangibles; includes the impact of accumulated depreciation and amortization Represents carrying values net of any in-place investment-level financing at CLNC share as of December 31, 2019 Represents reported NOI for the fourth quarter 2019 at CLNC share Represents reported NOI for the fiscal year ended December 31, 2019 at CLNC share Represents the percent leased as of December 31, 2019 and is weighted by carrying value at CLNC share as of December 31, 2019 Based on in-place leases (defined as occupied and paying leases) as of December 31, 2019 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of December 31, 2019 Based on carrying values at CLNC share as of December 31, 2019 Page 17 Represents carrying values at CLNC share as of December 31, 2019 In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of December 31, 2019 for W.A. calculations Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of December 31, 2019 Senior loans reflect the initial loan amount divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value as of the date of the most recent as-is appraisal. Construction senior loans’ loan-to-value reflect the total commitment amount of the loan divided by the as completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis Page 18 Represents carrying values at CLNC share as of December 31, 2019 In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of December 31, 2019 for W.A. calculations Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of December 31, 2019 Mezzanine loans include attachment loan-to-value and detachment loan-to-value, respectively. Attachment loan-to-value reflects initial funding of loans senior to our position divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value as of the date of the most recent appraisal. Detachment loan-to-value reflects the cumulative initial funding of our loan and the loans senior to our position divided by the as-is value as of the date the loan was originated, or the cumulative principal amount divided by the appraised value as of the date of the most recent appraisal. Construction mezzanine loans include attachment loan-to-value and detachment loan-to-value, respectively. Attachment loan-to-value reflects the total commitment amount of loans senior to our position divided by as-completed appraised value, or the total commitment amount of loans senior to our position divided by projected total cost basis. Detachment loan-to-value reflect the cumulative commitment amount of our loan and the loans senior to our position divided by as-completed appraised value, or the cumulative commitment amount of our loan and loans senior to our position divided by projected total cost basis Represents reported NOI for the fiscal year ended December 31, 2019 at CLNC share Represents the percent leased as of December 31, 2019 and is weighted by carrying value at CLNC share as of December 31, 2019 Based on in-place leases (defined as occupied and paying leases) as of December 31, 2019 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of December 31, 2019 Page 20 Represents CLNC share as of December 31, 2019. This includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities Based on the fiscal year ended December 31, 2019 Legacy, Non-Strategic Earnings excluding gains/(losses) at CLNC share divided by GAAP net book value at CLNC share as of December 31, 2019 Based on carrying values at CLNC share as of December 31, 2019. Property type excludes private equity interests Related to an equity participation interest Multifamily includes: (i) apartments, (ii) student housing and (iii) manufactured housing communities Other includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets Represents carrying values at CLNC share as of December 31, 2019 Represents carrying values net of any in-place investment-level financing at CLNC share as of December 31, 2019 Represents Core Portfolio’s and LNS Portfolio’s proportionate share of outstanding debt related to the corporate revolving credit facility as well as other balance sheet assets and liabilities (including cash, restricted cash, net receivables, other assets, due to related party, accrued and other liabilities, escrow deposits payable and dividends payable) Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities

V. Appendix – Footnotes (cont’d) Page 21 Represents carrying values at CLNC share as of December 31, 2019 Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of December 31, 2019 Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of December 31, 2019 In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of December 31, 2019 for W.A. calculations Based on carrying values at CLNC share as of December 31, 2019 Other includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets Page 22 Represents carrying values at CLNC share as of December 31, 2019 Represents carrying values net of any in-place investment-level financing at CLNC share as of December 31, 2019 In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of December 31, 2019 for W.A. calculations Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of December 31, 2019 Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of December 31, 2019 Page 23 Represents carrying values at CLNC share as of December 31, 2019; includes deferred leasing costs and other net intangibles; includes the impact of accumulated depreciation and amortization Represents carrying values net of any in-place investment-level financing at CLNC share as of December 31, 2019 Represents reported NOI for the fourth quarter 2019 at CLNC share Annualized NOI is calculated by annualizing reported NOI for the fourth quarter 2019 at CLNC share Represents the percent leased as of December 31, 2019 and is weighted by carrying value at CLNC share as of December 31, 2019 Based on in-place leases (defined as occupied and paying leases) as of December 31, 2019 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of December 31, 2019 Based on carrying values at CLNC share as of December 31, 2019 Page 24 Represents carrying values at CLNC share as of December 31, 2019; includes deferred leasing costs and other net intangibles; includes the impact of accumulated depreciation and amortization Represents carrying values net of any in-place investment-level financing at CLNC share as of December 31, 2019 Represents reported NOI/EBITDA for the fourth quarter 2019 at CLNC share Annualized NOI/EBITDA is calculated by annualizing reported NOI/EBITDA for the fourth quarter 2019 at CLNC share Represents the percent leased as of December 31, 2019. W.A. calculation based on carrying value at CLNC share as of December 31, 2019. Excludes hotel properties Based on in-place leases (defined as occupied and paying leases) as of December 31, 2019 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of December 31, 2019. Includes office and retail properties only Multifamily includes: (i) apartments, (ii) student housing and (iii) manufactured housing communities Based on carrying values at CLNC share as of December 31, 2019 Page 25 In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of December 31, 2019 for W.A. calculations Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of December 31, 2019 Represents carrying values at CLNC share as of December 31, 2019 Page 26 Represents the percent leased as of December 31, 2019 and is weighted by carrying value at CLNC share as of December 31, 2019. Excludes hotel properties Based on in-place leases (defined as occupied and paying leases) as of December 31, 2019 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of December 31, 2019. Includes office and retail properties only

V. Appendix – Footnotes (cont’d) Page 27 Represents the percent leased as of December 31, 2019 and is weighted by carrying value at CLNC share as of December 31, 2019. Excludes hotel properties Based on in-place leases (defined as occupied and paying leases) as of December 31, 2019 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of December 31, 2019. Includes office and retail properties only Represents carrying values at CLNC share as of December 31, 2019 Annualized NOI/EBITDA is calculated by annualizing reported NOI/EBITDA for the fourth quarter 2019 at CLNC share Page 29 Represents UPB at CLNC share as of December 31, 2019 Represents CLNC’s share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC’s share divided by total stockholders’ equity as of December 31, 2019; stockholders’ equity includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities Assumes the applicable floating benchmark rate as of December 31, 2019 for W.A. calculations and is weighted on outstanding debt (UPB) at CLNC share as of December 31, 2019 Outstanding debt based on UPB at CLNC share as of December 31, 2019 Includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities as of December 31, 2019 Represents financing on one senior loan investment in the Core Portfolio Page 30 Subject to customary non-recourse carve-outs W.A. calculation based on outstanding debt (UPB) at CLNC share as of December 31, 2019. W.A. extended maturity excludes CMBS facilities Assumes the applicable floating benchmark rate as of December 31, 2019 for W.A. calculations Represents UPB at CLNC share as of December 31, 2019 Maturity dates are dependent on asset type and typically range from one to two month rolling periods Represents financing on one senior loan investment in the Core Portfolio Page 37 Represents interests in assets held by third party partners Represents the proportionate share attributed to CLNC based on CLNC’s ownership % by asset Reflects the net impact of securitization assets and related obligations which are consolidated for accounting purposes Page 38 Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities The Company calculates GAAP net book value (excluding noncontrolling interests in investment entities) per share and undepreciated book value per share, a non-GAAP financial measure, based on the total number of common shares and OP units (held by members other than the Company or its subsidiaries) outstanding at the end of the reporting period. As of December 31, 2019, the total number of common shares and OP units outstanding was approximately 131.6 million Page 39 The Company calculates Core Earnings / Legacy, Non-Strategic Earnings per share, which are non-GAAP financial measures, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the fourth quarter 2019, the weighted average number of common shares and OP units was approximately 131.6 million; includes 3.1 million of OP units Includes our $30.8 million proportionate share of impairment losses recorded on equity participations held in joint ventures. This is recorded in equity in earnings of unconsolidated ventures on our consolidated statements of operations The Company calculates Core Earnings (Loss) / Legacy, Non-Strategic Earnings (Loss) per share, which are non-GAAP financial measures, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the twelve months ended December 31, 2019, the weighted average number of common shares and OP units was approximately 131.5 million; includes 3.1 million of OP units

Company Website: www.clncredit.com V. Company information Colony Credit Real Estate, Inc. (NYSE: CLNC) is one of the largest publicly traded commercial real estate credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE senior mortgage loans, mezzanine loans, preferred equity, debt securities and net leased properties predominantly in the United States. Colony Credit Real Estate is externally managed by a subsidiary of leading global real estate and investment management firm, Colony Capital, Inc. Colony Credit Real Estate is organized as a Maryland corporation that elected to be taxed as a REIT for U.S. federal income tax purposes commencing with our initial taxable year ended December 31, 2018. For additional information regarding the Company and its management and business, please refer to www.clncredit.com. Analyst Coverage: Raymond James Stephen Laws 901-579-4868 B. Riley FBR Randy Binner 703-312-1890 Headquarters: Los Angeles 515 South Flower Street 44th Floor Los Angeles, CA 90071 310-282-8220 Investor Relations: ADDO Investor Relations Lasse Glassen 310-829-5400 lglassen@addoir.com Press & Media: Owen Blicksilver P.R., Inc. Caroline Luz 203-656-2829 caroline@blicksilverpr.com Stock & Transfer Agent: American Stock & Transfer Trust Company (AST) 866-751-6317 help@astfinancial.com NYSE Ticker: CLNC Shareholder information